Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of July 1, 2015, among Zynga Inc. (the “Borrower”), the Lenders party hereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent, are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of June 20, 2013 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendment to Credit Agreement.

The definition of “Change in Control” appearing in Section 1.1 of the Credit Agreement is hereby restated in its entirety as follows:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act and the rules of the Securities and Exchange Commission thereunder), other than the Permitted Holders, of Equity Interests in the Borrower representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower (or such Person); or (b) persons who were (i) directors of the Borrower on the Restatement Effective Date, (ii) nominated by the board of directors of the Borrower or (iii) appointed or approved by directors that were directors of the Borrower on the Restatement Effective Date or directors nominated as provided in the preceding clause (ii), ceasing to occupy a majority of the seats (excluding vacant seats) on the board of directors of the Borrower.”

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this First Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both immediately before and immediately after giving effect to this First Amendment, except that (i) the representations and warranties contained in Section 3.4(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.1 of the Credit Agreement and (ii) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

2. This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.

3. This First Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Binoy Dharia (facsimile number: 212-354-8113 / e-mail address: bdharia@whitecase.com); and

(ii) the Borrower shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due and invoiced.

6. This First Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

7. The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

8. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

9. From and after the First Amendment Effective Date, solely for purposes of determining U.S. withholding Taxes imposed under FATCA, the Administrative Agent and the Borrower agree to treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) the Commitments as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

ZYNGA INC.

By:	/s/ David Lee
Name:	David Lee
Title:	CFO

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Lender

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ZYNGA INC., THE LENDERS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ZYNGA INC., THE LENDERS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BANK OF AMERICA, N.A.

By:	/s/ Karina Skuggedal
Name: Karina Skuggedal
Title: Vice President

Signature Page to First Amendment